Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tiger Ethanol International Inc. (the “Registrant”) on Form 10-QSB for the period ending October 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James Pak Chiu Leung, Principal Executive Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 20, 2007	By:	/s/ James Pak Chiu Leung
		Name:	James Pak Chiu Leung
		Title:	Principal Executive Officer and
Director